EXHIBIT 2

                                Power of Attorney

      AXA, a societe anonyme organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                 AXA


                                 By: /s/ Claude Bebear
                                     -------------------------------------------
                                     Name:  Claude Bebear
                                     Title: Chairman and Chief Executive Officer


                             (Page 63 of 133 Pages)

                                Power of Attorney

      Finaxa, a societe anonyme organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to
(i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                 FINAXA


                                 By: /s/ Claude Bebear
                                     -------------------------------------------
                                     Name:  Claude Bebear
                                     Title: Chairman and Chief Executive Officer


                             (Page 64 of 133 Pages)

                                Power of Attorney

      AXA Assurances I.A.R.D. Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of the Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                 AXA ASSURANCES I.A.R.D. MUTUELLE


                                 By: /s/ Claude Bebear
                                     -------------------------------------------
                                     Name:  Claude Bebear
                                     Title: Chairman and Chief Executive Officer


                             (Page 65 of 133 Pages)

                                Power of Attorney

      AXA Assurances Vie Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen
J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of the Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                        AXA ASSURANCES VIE MUTUELLE


                                        By: /s/ Claude Tendil
                                            ------------------------------------
                                            Name:  Claude Tendil
                                            Title: Chief Executive Officer


                             (Page 66 of 133 Pages)

                                Power of Attorney

      AXA Courtage Assurance Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of the Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                        AXA COURTAGE ASSURANCE MUTUELLE


                                        By: /s/ Claude Tendil
                                            ------------------------------------
                                            Name:  Claude Tendil
                                            Title: Chief Executive Officer


                             (Page 67 of 133 Pages)

                                Power of Attorney

      AXA Conseil Vie Assurance Mutuelle, a mutual insurance company organized under the laws of the Republic of France (the "Corporation"), hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Corporation and in the name, place and stead of the Corporation, in any and all capacities, to execute for and on behalf of the Corporation, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Corporation, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Corporation (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Corporation any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or
(ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Corporation hereby grants to such attorneys-in-fact and agents of the Corporation full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Corporation might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Corporation or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Corporation, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                        AXA CONSEIL VIE ASSURANCE MUTUELLE


                                        By: /s/ Claude Tendil
                                            ------------------------------------
                                            Name:  Claude Tendil
                                            Title: Chief Executive Officer


                             (Page 68 of 133 Pages)

                                Power of Attorney

      Patrice Garnier, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13 (d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                        By: /s/ Patrice Garnier
                                            ------------------------------------
                                            Name: Patrice Garnier
                                            Title: Voting Trustee


                             (Page 69 of 133 Pages)

                                Power of Attorney

      Claude Bebear, as a Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of the Republic of France, and the Voting Trustees identified therein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                        By: /s/ Claude Bebear
                                            ------------------------------------
                                            Name:  Claude Bebear
                                            Title: Voting Trustee


                             (Page 70 of 133 Pages)

                                Power of Attorney

      Henri de Clermont-Tonnerre, as Voting Trustee (the "Trustee"), pursuant to a Voting Trust Agreement dated as of May 12, 1992, by and among AXA, a societe anonyme organized under the laws of the Republic of France and the Voting Trustees identified herein, hereby constitutes and appoints each of Richard V. Silver, Henry Q. Conley, Alvin H. Fenichel and Allen J. Zabusky, acting singly, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the Trustee and in the name, place and stead of the Trustee, in any and all capacities, to execute for and on behalf of the Trustee, all Schedules 13D and Schedules 13G as required by the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges (individually, each a "Filing"); provided, however, that unless specifically instructed in writing by the Trustee, this Power of Attorney does not authorize any of the above-listed attorneys-in-fact and agents of the Trustee (or any person substituted or resubstituted therefor) to execute or file for or on behalf of the Trustee any Filing with respect to (i) the Common Stock, par value $.01 per share, of The Equitable Companies Incorporated, a Delaware corporation, or (ii) the Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance Capital Management L.P., a Delaware limited partnership. The Trustee hereby grants to such attorneys-in-fact and agents of the Trustee full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the Trustee might or could, and hereby ratifies and confirms all that said attorneys-in-fact and agents of the Trustee or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      The undersigned acknowledges that the foregoing attorneys-in-fact and agents of the Trustee, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

      The powers hereby conferred upon the said attorneys-in-fact and agents shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact and agents of the Trustee.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 24 day of June, 1996.

                                        By: /s/ Henri de Clermont-Tonnerre
                                            ------------------------------------
                                            Name:  Henri de Clermont-Tonnerre
                                            Title:  Voting Trustee


                             (Page 71 of 133 Pages)